                                                                    EXHIBIT 10.1

                           RETENTION BONUS AGREEMENT
                 BETWEEN EGGHEAD.COM, INC. AND BRIAN W. BENDER

     THIS RETENTION BONUS AGREEMENT (the "Agreement") between Egghead.com, Inc. (the "Company") and Brian W. Bender ("Employee") is entered into as of July 13, 1999.

     WHEREAS, the Company desires to create an incentive for retention of Employee, and whereas Employee is willing to receive a retention bonus in the circumstances set forth in this Agreement.

     In consideration of the mutual promises and agreements contained herein, the parties hereto agree as follows:

     1. Retention Bonus. As an incentive for retention of Employee, the Company agrees to pay to Employee a lump sum bonus, in an amount equal to the product of 0.222 and the current 12-month salary of Employee, to be paid on October 31, 1999 (the "Retention Date") if Employee remains employed with the Company (or any successor, or parent of successor, of the Company) through the Retention Date; provided, however, that such retention bonus shall also be payable in the event Employee is terminated without Cause (as defined in the Employment Agreement effective January 22, 1998 between the Company and Employee, as amended by Amendment No. 1 thereto) by the Company (or any successor, or parent of successor, of the Company) prior to the Retention Date.

     2. Successors. This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto. This Agreement may not be assigned by Executive without the prior written consent of the Company.

     3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington without application of principles of conflicts of laws.

     IN WITNESS WHEREOF, this Agreement is entered into as of the date first above written.


     EMPLOYEE                       EGGHEAD.COM, INC.

     /s/ Brian W. Bender            By: /s/ George P. Orban
     -------------------                ------------------------------------
     Name: Brian W. Bender              George P. Orban
                                        Chairman and Chief Executive Officer

                           RETENTION BONUS AGREEMENT
                  BETWEEN EGGHEAD.COM, INC. AND TOMMY COLLINS

     THIS RETENTION BONUS AGREEMENT (the "Agreement") between Egghead.com, Inc. (the "Company") and Tommy Collins ("Employee") is entered into as of July 13, 1999.

     WHEREAS, the Company desires to create an incentive for retention of Employee, and whereas Employee is willing to receive a retention bonus in the circumstances set forth in this Agreement.

     In consideration of the mutual promises and agreements contained herein, the parties hereto agree as follows:

     1. Retention Bonus. As an incentive for retention of Employee, the Company agrees to pay to Employee a lump sum bonus, in an amount equal to the Employee's current 12-month salary, to be paid on January 31, 2000 (the "Retention Date") if Employee remains employed with the Company (or any successor, or parent of successor, of the Company) through the Retention Date; provided, however, that such retention bonus shall also be payable in the event Employee is terminated without Cause (as defined in the Employment Agreement effective January 22, 1998 between the Company and Employee, as amended by Amendment No. 1 thereto effective January 28, 1999) by the Company (or any successor, or parent of successor, of the Company) prior to the Retention Date.

     2. Successors. This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto. This Agreement may not be assigned by Executive without the prior written consent of the Company.

     3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington without application of principles of conflicts of laws.

     IN WITNESS WHEREOF, this Agreement is entered into as of the date first above written.


     EMPLOYEE                           EGGHEAD.COM, INC.

     /s/ Tommy Collins                  By: /s/ George P. Orban
     -----------------                      ------------------------------------
     Name: Tommy Collins                    George P. Orban
                                            Chairman and Chief Executive Officer

                          RETENTION BONUS AGREEMENT
                BETWEEN EGGHEAD.COM, INC. AND NORMAN HULLINGER

     THIS RETENTION BONUS AGREEMENT (the "Agreement") between Egghead.com, Inc. (the "Company") and Norman Hullinger ("Employee") is entered into as of July 13, 1999.

     WHEREAS, the Company desires to create an incentive for retention of Employee, and whereas Employee is willing to receive a retention bonus in the circumstances set forth in this Agreement.

     In consideration of the mutual promises and agreements contained herein, the parties hereto agree as follows:

     1. Retention Bonus. As an incentive for retention of Employee, the Company agrees to pay to Employee a lump sum bonus, in an amount equal to the Employee's current 12-month salary, to be paid on January 31, 2000 (the "Retention Date") if Employee remains employed with the Company (or any successor, or parent of successor, of the Company) through the Retention Date; provided, however, that such retention bonus shall also be payable in the event Employee is terminated without Cause (as defined in the Employment Agreement effective January 22, 1998 between the Company and Employee, as amended by Amendment No. 1 thereto effective January 28, 1999) by the Company (or any successor, or parent of successor, of the Company) prior to the Retention Date.

     2. Successors. This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto. This Agreement may not be assigned by Executive without the prior written consent of the Company.

     3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington without application of principles of conflicts of laws.

     IN WITNESS WHEREOF, this Agreement is entered into as of the date first above written.


     EMPLOYEE                           EGGHEAD.COM, INC.

     /s/ Norman F. Hullinger            By: /s/ George P. Orban
     -----------------------                ------------------------------------
     Name: Norman F. Hullinger              George P. Orban
                                            Chairman and Chief Executive Officer

                           RETENTION BONUS AGREEMENT
                  BETWEEN EGGHEAD.COM, INC. AND JAMES KALASKY

     THIS RETENTION BONUS AGREEMENT (the "Agreement") between Egghead.com, Inc. (the "Company") and James Kalasky ("Employee") is entered into as of July 13, 1999.

     WHEREAS, the Company desires to create an incentive for retention of Employee, and whereas Employee is willing to receive a retention bonus in the circumstances set forth in this Agreement.

     In consideration of the mutual promises and agreements contained herein, the parties hereto agree as follows:

     1. Retention Bonus. As an incentive for retention of Employee, the Company agrees to pay to Employee a lump sum bonus, in an amount equal to the Employee's current 12-month salary, to be paid on January 31, 2000 (the "Retention Date") if Employee remains employed with the Company (or any successor, or parent of successor, of the Company) through the Retention Date; provided, however, that such retention bonus shall also be payable in the event Employee is terminated without Cause (as defined in the Employment Agreement effective January 22, 1998 between the Company and Employee, as amended by Amendment No. 1 thereto effective January 28, 1999) by the Company (or any successor, or parent of successor, of the Company) prior to the Retention Date.

     2. Successors. This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto. This Agreement may not be assigned by Executive without the prior written consent of the Company.

     3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington without application of principles of conflicts of laws.

     IN WITNESS WHEREOF, this Agreement is entered into as of the date first above written.


     EMPLOYEE                           EGGHEAD.COM, INC.

     /s/ James Kalasky                  By: /s/ George P. Orban
     -----------------                      ------------------------------------
     Name: James Kalasky                    George P. Orban
                                            Chairman and Chief Executive Officer